AFL-CIO Housing Investment Trust
Highlights – 4th Quarter 2009

For the 17th consecutive calendar year, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis in 2009.  The HIT’s gross and net returns for the one-year period ending December 31, 2009, were 6.73% and 6.28%, respectively, compared to 5.93% for the benchmark.  The HIT’s strategy continued to generate consistently competitive risk-adjusted returns while minimizing risk in the extremely volatile markets of the past two years.  The HIT was able to significantly outperform again in 2009 even though corporate bonds posted a record year of excess returns versus Treasuries after experiencing record losses in 2008.  The HIT’s portfolio does not include corporate bonds, which typically comprise one-fifth of the Barclays Aggregate.  The HIT’s superior portfolio fundamentals of higher credit quality, higher yield and similar interest rate risk as compared to the benchmark, along with its strong liquidity, put the HIT in a favorable position for another successful year in 2010.

Performance for periods ended December 31, 2009
(Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.18%	6.73%	6.73%	6.52%	5.52%	6.94%
HIT Total Net Rate of Return	0.07%	6.28%	6.28%	6.07%	5.10%	6.52%
Barclays Capital Aggregate Bond Index	0.20%	5.93%	5.93%	6.04%	4.97%	6.33%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.

The HIT’s 2009 performance was enhanced by its ongoing income advantage versus the benchmark and by significant spread tightening1 in agency multifamily mortgage-backed securities (MBS).  The HIT’s specialization in these multifamily securities enabled it to perform well as these investments had better price performance than Treasuries with comparable average lives.  These multifamily securities also generated additional income relative to Treasuries while reflecting similar credit quality.

In the fourth quarter, Treasury yields rose significantly with 2- and 10-year yields rising by 17 and 53 basis points (bps), respectively.   The increase in yields was driven by optimism on economic recovery as the pace of job losses slowed and signs of stabilization in the housing sector were reported.  Risk spreads, especially for corporate bonds, also tightened based on this optimism.  Corporate bonds generated 307 bps of excess returns over Treasuries in the fourth quarter.  Despite the absence of corporate bond exposure in its portfolio, the HIT continued to generate competitive returns due to its income advantage and the spread tightening in multifamily investments.  The HIT also benefited from a slightly short duration position versus the benchmark as interest rates rose significantly.

The tightening of multifamily spreads in 2009 reflected rising demand from market participants and improving liquidity in that sector.  However, spreads on Ginnie Mae construction loan certificates remained historically wide, as investors required higher yields for construction-related investments. This is why the HIT continues to aggressively source new production.  These multifamily investments will provide opportunities for the HIT to earn superior yield on government-guaranteed construction loans, and moreover will have the collateral benefits of putting union members to work, creating affordable housing, and strengthening local communities.

1 Spread is the difference in yield between Treasuries and comparable non-Treasury securities.

Positive contributions to the HIT’s performance in the fourth quarter relative to the Barclays Aggregate included:

●
Positive overall performance of the HIT’s agency multifamily MBS investments as spreads tightened versus Treasuries.  Fannie Mae DUS spreads tightened during the quarter on strong interest from market players.  While FNMA DUS 10/9.5 spreads were marginally flat, other callable structured bonds narrowed by 5 to 15 bps, depending on maturity.  Project loan spreads tightened by approximately 24 bps for construction/permanent loans and 10 bps for permanent loans.

●
The portfolio’s structural overweight to spread product as swap spreads tightened across most maturities.  Short maturities outperformed longer maturities;  2-year swap spreads tightened by 5.5 bps while 10-year swap spreads narrowed by 2 bps.

●
The HIT’s slightly short relative duration position as rates rose across the curve.  The yield on longer-dated maturities rose more than short maturities.  The 2-year Treasury yield increased by 19 bps while the 10-year increased by approximately 53 bps.

●	Lower risk premiums resulted for premium-priced multifamily assets as interest rates rose across the curve.

●	The HIT’s ongoing yield advantage over the Barclays Aggregate due to its agency multifamily MBS holdings, which are not included in the benchmark.

Negative contributions to the HIT’s performance included:

●
The strong performance of corporate bonds, which were the second best performing major sector in the Barclays Aggregate.  Corporate bonds posted excess returns of 307 bps for the quarter, behind commercial MBS (CMBS).  The HIT does not invest in corporate bonds.

●
The underperformance of HIT’s agency CMBS compared to private-label CMBS.  The latter posted 374 bps of excess return for the quarter as both dealer and “real money” investors bought these securities. Agency CMBS spreads to swaps were approximately 11 bps tighter for the quarter.

●
The HIT’s overweight in the highest credit quality sectors, which underperformed the lower credit quality sectors of the investment grade universe.  The HIT does not invest in the lowest credit quality securities, whose excess returns were the highest among the four credit ratings categories (AAA, AA, A and BBB) of the Barclays Aggregate.  Those returns were 51, 194, 266, and 392 bps, respectively.  Approximately 97% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee.

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-1.30%	+0	5.13
Agencies	-0.03%	+37	3.26
RMBS	+0.57%	+75	3.57
Corporates	+1.35%	+307	6.35
CMBS	+3.27%	+374	3.95
ABS	+1.34%	+168	3.31
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/09	12/31/09	Change
3-Month	0.108	0.048	-0.060
6-Month	0.168	0.186	0.017
1-Year	0.380	0.435	0.055
2-Year	0.960	1.135	0.175
3-Year	1.424	1.676	0.253
5-Year	2.312	2.679	0.367
7-Year	2.935	3.384	0.449
10-Year	3.305	3.837	0.532
30-Year	4.050	4.641	0.591

Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO Housing Investment Trust
Portfolio Data as of December 31, 2009

Net Assets = $3,623,437,023
Portfolio effective duration = 4.401 years
Portfolio average coupon = 5.235%
Portfolio current yield = 5.077%
Convexity = -0.115

Portfolio percentage in each of the following categories: 1

Agency Multifamily MBS	61.39%
Agency Single-Family MBS	32.05%
US Treasury/Agency Bonds	4.34%
AAA Private-Label CMBS	1.38%
Cash & Short-Term Securities	.84%

Portfolio percentage in each of the following categories: 1

Mortgage-Backed Securities	32.06%
CMBS – Agency Multifamily*	59.70%
Federal Agency Notes	1.49%
U.S. Treasury Notes/Bonds	2.85%
State Housing Bonds	2.65%
Construction & Permanent Mortgages	0.41%
Cash & Short-Term Securities	.84%

*	Includes MF MBS (54.01%), AAA Private-Label CMBS (1.38%) and MF Construction MBS (4.32%).

Geographical distribution of long-term portfolio:2

West	4.25%
Midwest	13.82%
South	1.68%
East	21.17%
National mortgage pools	59.08%

1 Percentages weighted by unfunded construction-related security purchase commitments
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO Housing Investment Trust
Portfolio Data as of December 31, 2009 (continued)

Portfolio duration distribution, by percentage in each category: 3

Cash	.84%	5-5.99 yrs	11.25%
0-0.99 yrs	11.95%	6-6.99 yrs	9.09%
1-1.99 yrs	6.16%	7-7.99 yrs	4.40%
2-2.99 yrs	18.46%	8-8.99 yrs	6.34%
3-3.99 yrs	18.30%	9-9.99 yrs	0.39%
4-4.99 yrs	10.03%	Over 10 yrs	2.79%

Maturity Distribution (based on stated maturity): 3

0 – 1 year	0.8%
1 – 2.99 years	1.3%
3 – 4.99 years	4.3%
5 – 6.99 years	1.5%
7 – 9.99 years	18.4%
10 – 19.99 years	10.3%
Greater than 20 years	63.4%

Quality Distribution: 3,4

Government or agency	95.52%
AAA	1.39%
AA	2.67%
A	0.42%

Bond sector distribution: 3,4

MBS	95.63%
Treasury	2.87%
Agency	1.50%

3 Percentages weighted by unfunded construction-related security purchase commitments
4 Excludes cash and short-term equivalents